UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2012 (May 10, 2012)

Universal Biosensors, Inc.

(Exact Name of Issuer as Specified in Charter)

DELAWARE	000-52607	98-0424072
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Corporate Avenue, Rowville, 3178, Victoria Australia	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

+61 3 9213 9000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07 Submission of Matters to a Vote of Security Holders.

Universal Biosensors, Inc (the “Company”) held its annual meeting of stockholders on May 10, 2012. At the meeting, the Company’s stockholders (i) elected each of the Board’s nominees to serve as directors of the Company until the 2015 annual meeting of stockholders, or until their successors are duly elected and qualified, and (ii) approved the named senior executive compensation.

1. Election of Directors

	For	Against	Abstained

Andrew Denver	96,747,050	274,237	43,350
Andrew Jane	96,684,714	274,237	108,686

2. Approval of named senior executive compensation

For	Against	Abstained
96,481,692	577,945	8,000

There were no broker non-votes for any of the matters listed above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL BIOSENSORS, INC.

Date: May 14, 2012	By:	/s/ Paul Wright
		Name:	Paul Wright
		Title:	Chief Executive Officer